UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2016

Universal Biosensors, Inc.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-52607	98-0424072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue, Rowville, 3178, Victoria Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

+61 3 9213 9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07	Submission of Matters to a Vote of Security Holders.

Universal Biosensors, Inc. (the “Company”) held its annual meeting of stockholders on June 21, 2016. At the meeting, the Company’s stockholders (i) re-elected Mr. Marshall Heinberg to serve as a director of the Company until the 2019 annual meeting of stockholders, or until his successor is duly elected and qualified; (ii) re-elected Mr. David Hoey to serve as a director of the Company until the 2019 annual meeting of stockholders, or until his successor is duly elected and qualified; and (iii) approved the named senior executive compensation.

Proposal No.	Proposal	Votes For	Votes Against	Abstentions
Proposal 1(a)	Re-election of Mr. Marshall Heinberg	51,841,748	11,099,404	11,632,891
Proposal 1(b)	Re-election of Mr. David Hoey	52,005,851	10,935,301	11,632,891
Proposal 2	Approval of named Senior Executive Remuneration	63,076,460	11,489,283	8,300

*	Note: Under Delaware law, abstentions have the effect of a negative vote with respect to Proposal 2.

For each of the matters described above, the Company received no voting instructions with respect to 1,039,147 shares held by institutional investors holding those shares.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing presentation materials that the Company used during its annual meeting of stockholders on June 21, 2016. The Company is also making the materials available on its website (www.universalbiosensors.com). The Company is furnishing the presentation materials as Exhibit 99.1 to this Current Report on Form 8-K. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information furnished includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information provided pursuant to this Item 7.01 and Item 9.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation by Andrew Denver, Chairman and Interim Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: June 23, 2016	By:	/s/ Andrew Denver
	Name:	Andrew Denver
	Title:	Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item

99.1	Presentation by Andrew Denver, Chairman and Interim Chief Executive Officer